Exhibit 99.1

SeaChange International Issues Business Update in Response to

Global Impact of COVID-19

WALTHAM, MA – May 21, 2020 – SeaChange International Inc. (NASDAQ: SEAC), a leading provider of cloud and on-premise video delivery platforms worldwide, has provided an update on the impact of recent macro events on its operations, as well as actions the Company has taken in response to the COVID-19 pandemic.

Fiscal First Quarter 2021 Financial Impact

Similar to the majority of global industries, the video delivery technology industry has been meaningfully impacted by the effects of COVID-19. The intensifying COVID-19 crisis during March and April 2020 significantly slowed customer engagement due to customers working from home, and many customers focusing their resources on remote networking support and servicing the growing demand for bandwidth due to higher network usage caused by COVID-19 confinement. This has caused a number of SeaChange’s potential customers to delay making a final decision regarding their Framework engagements. Based on the foregoing, management currently expects total revenue for the fiscal first quarter ended April 30, 2020 to be lower than the comparable period in fiscal 2020. Management believes a majority of the Company’s customers have simply delayed making a final decision regarding their originally planned engagements, pending the return to a more normal operating environment.

Company Response and Measures to Improve Financial Resiliency

The COVID-19 pandemic has severely impacted SeaChange’s customers’ ability to conduct business, and as set forth above, its customers have delayed making technology decisions regarding their delivery infrastructure. As a result, SeaChange has shifted its business operations to further reduce our operating expenses and to align its strategy with current market conditions. In late April and May, the Company instituted additional cost-optimization measures. These measures are in addition to the actions the Company took in fiscal 2020 that resulted in more than $12 million in annualized cost savings.

In line with these measures, the Company is continuing to take actions to improve its working capital position and to ensure the business is positioned to not only mitigate the present macro risks but also to capitalize on the anticipated demand for its solutions during the second half of fiscal 2021. Management expects to see stronger demand for the Framework solution in the second half of fiscal 2021 as TV providers look to leverage SeaChange’s technology to reduce operating expenses and monetize their growing unsold advertising capacity.

Business Outlook

As indicated in the Company’s full year fiscal 2020 earnings call on April 6, 2020, management anticipated to be in a position to provide more clarity regarding its full year fiscal 2021 guidance by this time. Unfortunately, the effects of COVID-19 have been longer lasting than we initially expected, with many of the countries in which SeaChange’s prospective customers are based continuing to be in various stages of government-mandated lockdown, causing the Company to be unable to provide more detailed guidance at this time. The Company intends to provide fiscal 2021 guidance when management has more visibility with respect to returning to a more normal operating environment.

Management Commentary

“The effects of COVID-19 across the global economy, including the TV and video technology industry specifically, had a pronounced impact on our ability to finalize the closure of new engagements during the first quarter, as customers are focused on their internal operations and supporting work-from-home enablement tasks,” said CEO Yossi Aloni. “Recognizing the ongoing uncertainty from the current crisis and its related effects on the commercial activity, we have enacted several precautionary measures to further ensure our business remains financially secure and our long-term viability remains intact. In late April, we implemented a new plan to reduce our operating costs and further optimize our organization. We will continue pursuing the necessary measures to ensure SeaChange emerges from this situation in a strong financial and operational position.”

About SeaChange International, Inc.

SeaChange International (NASDAQ: SEAC) powers hundreds of cloud and on-premises platforms with live TV and video on demand (VOD) for more than 50 million subscribers worldwide. SeaChange’s end-to-end solution, the Framework, enables operators and content owners to cost-effectively launch a direct-to-consumer video service. This includes back-office, media asset management, ad management, analytics and a client application for set-top boxes (STB), Smart-TVs and mobile devices. Framework is available as a product, Software-as-a-Service (SaaS) or managed service, and can be deployed on-premises, in the cloud or as a hybrid. For more information, please visit www.seachange.com.

Safe Harbor Provision

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, as amended to date. Forward-looking statements can be identified by words such as “may,” “might,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “seeks,” “intends,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Examples of forward-looking statements include, among others, statements we make regarding our ability to grow our revenue and gross margins; actual annualized cost savings to be realized as a result of our recent cost-saving measures; the timing and outcome of potential and current customers’ decision-making regarding future engagements with the Company in light of the effects of the COVID-19 pandemic; the future predictability of demand for the Framework; the Framework’s ability to reduce our current and potential customers’ operating expenses and monetize their growing unsold advertising capacity; our expectations regarding total revenue for the fiscal first quarter ended April 30, 2020 and the fiscal year ended January 31, 2021; our ability to provide detailed fiscal 2021 guidance in the future; the overall duration and effect of the COVID-19 pandemic on our business and that of our customers and the video delivery technology industry as a whole; and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations, and assumptions of the management of the Company and are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that could cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. Risks that could cause actual results to differ include, but are not limited to: the impact of COVID-19 on our business and the economies in which we operate; the continued spending by the Company’s customers on video solutions and services and expenses we may incur in fulfilling customer arrangements; the manner in which the multiscreen video and OTT markets develop; the Company’s ability to compete in the software marketplace; the loss of or reduction in demand, or the return of product, by one of the Company’s large customers or the failure of revenue acceptance criteria in a given fiscal quarter; the cancellation or deferral of purchases of the Company’s products; any decline in demand or average selling prices for our products and services; failure to achieve our financial forecasts due to inaccurate sales forecasts or other factors, including due to expenses we may incur in fulfilling customer arrangements; the impact of our cost-savings and restructuring programs; the Company’s ability to manage its growth; the risks associated with international operations; the ability of the Company to use its net operating losses, including the potential impact on these losses resulting from the Coronavirus Aid, Relief, and Economic Security (CARES) Act; the impact of changes in the market on the value of our investments; changes in the regulatory environment; and other risks that are described in further detail in the Company’s reports filed from time to time with the Securities and Exchange Commission (SEC), which are available at www.sec.gov, including but not limited to, such information appearing under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K. Any forward-looking statements should be considered in light of those risk factors. The Company cautions readers that such forward-looking statements speak only as of the date they are made. The Company disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in Company expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.

SeaChange Contact:

Matt Glover

Gateway Investor Relations

949-574-3860

SEAC@gatewayir.com